SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  October 24, 1996

                      BALCOR EQUITY PENSION INVESTORS-IV
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15648
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3447130
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Gleneagles Apartments

In 1987, the Partnership acquired the Gleneagles Apartments, Dade County, Florida, utilizing approximately $14,130,000, of offering proceeds.

On October 24, 1996, the Partnership contracted to sell the property for a sale price of $13,675,000 to an unaffiliated party, Ceebraid-Signal Corporation, a Florida corporation. The purchaser has deposited $200,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, which is scheduled to occur on December 16, 1996. From the proceeds of the sale, the Partnership will pay $239,313 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $102,563. The Partnership will receive the remaining proceeds of approximately $13,333,124, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have sold or entered into contracts to sell two other properties to the purchaser during 1996.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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45 West 45th Street

As previously reported, a limited partnership in which the Partnership and three affiliates hold interests and which owns the 45 West 45th Street office building, New York City, New York, contracted to sell the property to an unaffiliated party, Olmstead Properties, Inc., a New York corporation, for a sale price of $10,300,000. Pursuant to an agreement dated August 12, 1996 between the limited partnership and the purchaser, the closing date was extended from October 25, 1996 to November 12, 1996.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Gleneagles Apartments, Dade County, Florida.

              (b) Addendum to Agreement of Sale relating to the sale of Gleneagles Apartments, Dade County, Florida.

          (99) First Amendment to Agreement of Sale relating to the sale of the 45 West 45th Street office building, New York City, New York.


     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-IV
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Equity Partners-IV, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  November 4, 1996
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